UACSC 99-A

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 6/30/99


PRINCIPAL BALANCE RECONCILIATION                                                    DOLLARS
                                                  CLASS A-1      CLASS A-2         CLASS A-3        CLASS A-4        CLASS A-5
                                                -------------    -------------   -------------    -------------   -------------
Original Principal Balance                      61,200,000.00    67,525,000.00   96,050,000.00    39,950,000.00   55,820,134.82
Beginning Period Principal Balance              26,805,025.68    67,525,000.00   96,050,000.00    39,950,000.00   55,820,134.82
Principal Collections - Scheduled Payments       3,418,707.52                -               -                -               -
Principal Collections - Payoffs                  3,508,998.95                -               -                -               -
Principal Withdrawal from Payahead                   1,519.64                -               -                -               -
Gross Principal Charge Offs                        629,388.77                -               -                -               -
Repurchases                                                 -                -               -                -               -
                                                -------------    -------------   -------------    -------------   -------------
Ending Balance                                  19,246,410.80    67,525,000.00   96,050,000.00    39,950,000.00   55,820,134.82
                                                =============    =============   =============    =============   =============


Certificate Factor                                  0.3144838        1.0000000       1.0000000        1.0000000       1.0000000
Pass Through Rate                                      4.9800%          5.4300%         5.5700%           5.700%          5.870%


PRINCIPAL BALANCE RECONCILIATION                                      NUMBERS
                                                  TOTAL CLASS A's
                                                  --------------       ------
Original Principal Balance                        320,545,134.82       20,263
Beginning Period Principal Balance                286,150,160.50       18,807
Principal Collections - Scheduled Payments          3,418,707.52
Principal Collections - Payoffs                     3,508,998.95          276
Principal Withdrawal from Payahead                      1,519.64
Gross Principal Charge Offs                           629,388.77           41
Repurchases                                                    -            0
                                                  --------------       ------
Ending Balance                                    278,591,545.62       18,490
                                                  ==============       ======


Certificate Factor                                     0.8691180
Pass Through Rate                                         5.4963%


CASH FLOW RECONCILIATION

Principal Wired                                                6,930,155.40
Interest Wired                                                 2,946,219.98
Withdrawal from Payahead Account                                   2,125.94
Repurchases (Principal and Interest)                                      -
Charge Off Recoveries                                            124,160.77
Interest Advances                                                 61,527.09
Certificate Account Interest Earned                               25,931.18
Spread Account Withdrawal                                                 -
Class A Policy Draw for Class A Principal or Interest                     -
                                                             --------------

Total Cash Flow                                               10,090,120.36
                                                             ==============


TRUSTEE DISTRIBUTION  (7/8/99)

Total Cash Flow                                               10,090,120.36
Unrecovered Advances on Defaulted Receivables                     23,834.10
Servicing Fee (Due and Unpaid)                                            -
Interest to Class A-1 Certificateholders                         111,240.86
Interest to Class A-2 Certificateholders                         305,550.63
Interest to Class A-3 Certificateholders                         445,832.08
Interest to Class A-4 Certificateholders                         189,762.50
Interest to Class A-5 Certificateholders                         273,053.49
Interest to Class I Certificateholders                           149,538.90
Principal to Class A-1 Certificateholders                      7,558,614.88
Principal to Class A-2 Certificateholders                                 -
Principal to Class A-3 Certificateholders                                 -
Principal to Class A-4 Certificateholders                                 -
Principal to Class A-5 Certificateholders                                 -
Insurance Premium                                                 30,999.60
Interest Advance Recoveries from Payments                         40,282.28
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                       -
Deposit to Payahead                                                3,325.78
Payahead Account Interest to Servicer                                204.29
Excess                                                           957,880.97
                                                             --------------

Net Cash                                                                  -
                                                             ==============


Servicing Fee Retained from Interest Collections                 238,458.47

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                          -
Beginning Balance                                              3,774,033.51
Trustee Distribution of Excess                                   957,880.97
Interest Earned                                                   13,652.72
Spread Account Draws                                                      -
Reimbursement for Prior Spread Account Draws                              -
Distribution of Funds to Servicer                                         -
                                                             --------------
Ending Balance                                                 4,745,567.20
                                                             ==============

Required Balance                                               4,808,177.02



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                              14,424,531.07
Beginning Balance                                              9,102,723.71
Reduction Due to Spread Account                                (971,533.69)
Reduction Due to Principal Reduction                                      -
                                                             --------------
Ending Balance                                                 8,131,190.02
                                                             ==============

First Loss Protection Required Amount                          8,131,190.02
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         13,551.98

POLICY  RECONCILIATION


Original Balance                                             320,545,134.82
Beginning Balance                                            284,129,019.11
Draws                                                                     -
Reimbursement of Prior Draws                                              -
                                                             --------------
Ending Balance                                               284,129,019.11
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          275,559,415.35
                                                             ==============
Required Balance                                             275,559,415.35


PAYAHEAD RECONCILIATION


Beginning Balance                                                 50,649.96
Deposit                                                            3,325.78
Payahead Interest                                                    204.29
Withdrawal                                                         2,125.94
                                                             --------------
Ending Balance                                                    52,054.09
                                                             ==============

CURRENT DELINQUENCY

                                           GROSS
    # PAYMENTS DELINQUENT     NUMBER      BALANCE       PRINCIPAL    INTEREST
    ---------------------     ------      -------       ---------    --------
1 Payment                       249     3,315,513.29    43,845.20    37,394.29
2 Payments                       98     1,312,201.87    30,845.47    30,189.77
3 Payments                       42       600,808.84    25,402.78    21,247.70
                                ---     ------------   ----------    ---------
Total                           389     5,228,524.00   100,093.45    88,831.76
                                ===     ============   ==========    =========

Percent Delinquent            2.104%           1.877%



DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                       END OF PERIOD      DELINQUENCY
     PERIOD          BALANCE           POOL BALANCE          RATE
     ------          -------           ------------          ----
Current              1,913,010.71      278,591,545.62        0.69%
1st Previous         2,063,861.09      286,150,160.50        0.72%
2nd Previous         2,027,769.71      293,981,407.76        0.69%

NET LOSS RATE

                                                                                              DEFAULTED
                                                           LIQUIDATION         AVERAGE         NET LOSS
    PERIOD                             BALANCE              PROCEEDS        POOL BALANCE     (ANNUALIZED)
    ------                             -------              --------        ------------     ------------
Current                                629,388.77           124,160.77      282,370,853.06        2.15%
1st Previous                           700,281.88            32,433.70      290,065,784.13        2.76%
2nd Previous                           133,121.88            11,548.28      297,799,260.48        0.49%

Gross Cumulative Charge Offs         1,517,908.16      Number of Repossessions                      35
Gross Liquidation Proceeds             169,280.63      Number of Inventoried Autos EOM              60
Net Cumulative Loss Percentage               0.42%     Amount of Inventoried Autos EOM      554,200.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)              0.25%
Trigger                                      0.50%
Status                                         OK

EXCESS YIELD TRIGGER


                                                               EXCESS YIELD
                        EXCESS            END OF PERIOD         PERCENTAGE
   PERIOD                YIELD             POOL BALANCE        (ANNUALIZED)
   ------                -----             ------------        ------------
Current                1,025,527.42       278,591,545.62          4.42%
1st Previous             606,628.55       286,150,160.50          2.54%
2nd Previous           1,449,354.09       293,981,407.76          5.92%
3rd Previous           1,871,851.01       301,617,113.20          7.45%
4th Previous              20,187.46       310,782,833.53          0.08%

                                                   CURRENT
                                                    LEVEL    TRIGGER      STATUS
                                                    -----    -------      ------
Six Month Average Excess Yield                      N/A      1.50%        N/A

Trigger Hit in Current or any Previous Month                              NO

DATE: July 6, 1999                                /s/ Ashley Vukovits
                                                  -------------------------
                                                   ASHLEY VUKOVITS
                                                   FINANCE OFFICER